STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 020 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Plan interest in Master Trust:
Investments at fair value	$ 16,336,744	$ 7,342,096
Fully benefit-responsive investment contracts at contract value	39,039	14,653
Total investments	16,375,783	7,356,749
RECEIVABLES:
Notes receivable from participants	836,675	272,539
Annual retirement contributions	1,887,562	1,144,818
Total receivables	2,724,237	1,417,357
Net Assets Available for Benefits	$ 19,100,020	$ 8,774,106